UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) February 25, 2010

OLD REPUBLIC INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of principal executive offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws;
                 Change in Fiscal Year.

At its regularly scheduled meeting on February 25, 2010, the Board of Directors of Old Republic International Corporation (the "Registrant") approved an amendment to the Registrant's By-Laws reducing the quorum requirements for meetings of stockholders from a majority to one-third of the stock entitled to vote, present in person or respresented by proxy. The Registrant's Restated Certificate of Incorporation and its Restated By-Laws authorize its Board of Directors to amend its by-laws.

Item 9.01.  Financial Statements and Exhibits.

                          (d) Exhibits

                 99.1  Old Republic International Corporation Restated By-Laws February 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: March 1, 2010	By: /s/ Spencer LeRoy III
Spencer LeRoy III
Senior Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS
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Exhibits

99.1 Old Republic International Corporation Restated By-Laws February 25, 2010

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